Exhibit 10.10

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

Execution Version

PRODUCT SALES AND DISTRIBUTION AGREEMENT

THIS PRODUCT SALES AND DISTRIBUTION AGREEMENT (“Agreement”), dated August 1, 2012, but effective as of the Effective Date (as defined below), is by and between Suiza Dairy Group, LLC, a Delaware limited liability company and Dean Dairy Holdings, LLC, a Delaware limited liability company, on the one hand (collectively with each of their wholly-owned subsidiaries other than Seller, “Buyer”) and WWF Operating Company, a Delaware corporation (f/k/a WhiteWave Foods Company), on the other hand (“Seller”).

RECITALS

A. Seller is engaged in the business of manufacturing, packaging and distributing a variety of products, including but not limited to fluid milk products, dairy products (including creams and cultured products) and related products, and wishes to manufacture and sell Products (as defined below) to Buyer upon the terms and conditions set forth herein.

B. Buyer is engaged in the business of distributing and selling a variety of products, including but not limited to fluid milk products, dairy products (including creams and cultured products) and related products, and wishes to purchase Products from Seller upon the terms and conditions set forth herein for distribution and resale to Buyer’s customers.

C. Seller and Buyer have negotiated this Agreement in anticipation of the initial public offering by Dean Foods Company of equity interests in Seller, and Seller and Buyer intend that this Agreement shall become effective immediately upon the earlier of (i) the date such transaction is consummated or (ii) January 1, 2013, without any further action required by either party hereto (such earlier date and the corresponding effective date of this Agreement, the “Effective Date”).

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, and intending to be legally bound, the parties do hereby agree as follows:

1. Products. Buyer may purchase from Seller the Seller products listed in Exhibit A attached hereto and incorporated herein by reference (as such list may be amended by mutual written agreement of the parties from time to time, the “Products”), as reflected in purchase orders or EDI orders submitted from time to time in accordance with the provisions of this Agreement.

2. Term. The initial term of this Agreement applicable to each Product category shall begin on the Effective Date and extend for the period identified in Exhibit A relating to such Product category (such term, the “Initial Term”). Each Product category term shall have the respective autorenewal period and required autorenewal termination notice provision identified in Exhibit A relating to such Product category. With respect to each Product category, the Initial Term and all extensions, if any, shall constitute the “Term” of this Agreement, subject to earlier termination as provided herein.

3. Orders; Forecasts; Delivery.

A. Orders. Buyer’s purchase of Products hereunder shall be made pursuant to purchase orders or EDI orders which comply with all the terms and conditions set forth in this Agreement and which are in a form reasonably acceptable to both parties (a “Purchase Order”). Buyer shall submit

Purchase Orders to Seller pursuant to such procedures as may be mutually and reasonably agreed upon in writing by the parties, including procedures to be utilized for canceling or modifying any such Purchase Orders after submittal. The parties agree that the minimum quantity of total Product ordered in any Purchase Order shall be the same minimum quantity requirement as was applicable to Seller’s customers immediately prior to the Effective Date (“Minimum Production Run”). If Buyer cancels or modifies a previously submitted Purchase Order, then Buyer shall be obligated to purchase at the time of such cancellation or modification any and all Products so ordered which Seller has commenced to manufacture, or for which Seller can demonstrate to Buyer in good faith that Seller has acquired ingredients, materials or packaging which may not otherwise be reasonably used in the normal course of Seller’s operations, at the time of such cancellation or modification. All Purchase Orders shall clearly indicate the desired ship date and the amount, kind and size of Products subject to such Purchase Order.

B. Quarterly Forecasts. The parties shall cooperate in good faith to develop quarterly, non-binding forecasts of Buyer’s needs for the Products, including but not limited to the volume and mix of Products required. The parties shall use commercially reasonable efforts to provide such forecasts at least thirty (30) days prior to the start of the applicable quarter.

C. Delivery; Transfer of Title to Products.

i. Delivered Products. For Products manufactured at a Seller facility or by a co-packer to Seller (other than Buyer), title and risk of loss shall pass to Buyer immediately upon delivery and tender of possession to any of Buyer’s employees, agents or representatives.

ii. FOB Plant Products. For Products manufactured at a Seller facility or by a co-packer to Seller (other than Buyer), title and risk of loss shall pass to Buyer immediately upon tender of possession to any of Buyer’s employees, agents or representatives, or to any carriers (including Seller) arranged or approved by Buyer.

iii. Co-pack Products. For Products manufactured by Buyer under the Co-packing Agreement dated as of the date hereof between Buyer and Seller (the “Co-packing Agreement”), title and risk of loss shall be as set forth in the Co-Packing Agreement.

4. Pricing; Payment Terms; Volume Limitations; Trade Funding.

A. Pricing Generally. Buyer shall pay to Seller, for each Product which Buyer orders hereunder, the price for such Product as specified and further described in Exhibit A hereto. All prices set forth in Exhibit A are delivered prices. If the parties elect FOB plant pricing instead of delivered pricing, any applicable price set forth on Exhibit A shall be reduced by an amount mutually agreed upon in writing by the parties. Prior to the first delivery of any Products not listed on Exhibit A, the parties will mutually agree in writing upon the price applicable thereto; provided, that pricing for any such new Products shall be subject to the same pricing protocols and components as existing Products unless mutually agreed in writing between the parties.

B. Pricing of Products from Buyer to 7-Eleven. To the extent that the price (the “FDD 7-Eleven Price”) at which Buyer sells International Delight Products to 7-Eleven, Inc. and its affiliates (collectively, “7-Eleven”) exceeds the price set forth on Schedule 5 to Exhibit A at which Seller sells the same International Delight Products to 7-Eleven (the “WW 7-Eleven Price”) and 7-Eleven has a contractual right with Seller to recover or be repaid such amounts, then Seller shall remit to 7-Eleven the amount by which the aggregate FDD 7-Eleven Price with respect to such International Delight Products exceeds the aggregate WW 7-Eleven Price with respect to such International Delight Products. Seller shall provide Buyer with documentation reasonably sufficient to illustrate the amount paid to 7-Eleven, and Buyer shall reimburse Seller for such amount. Upon monthly documentation that Buyer has delivered International Delight Product to 7-Eleven, Seller shall pay to Buyer the applicable trade rebate specified for such Product on Schedule 5 to Exhibit A.

C. Payment Terms. Seller will issue invoices to Buyer for all Products purchased hereunder, and Buyer shall pay all invoices received from Seller pursuant to this Agreement in full within 30 days from the date of invoice. Buyer shall not take any deductions or set-offs from invoices unless specifically authorized to do so in writing by Seller.

D. Non-Payment. In addition to any other rights and remedies Seller may have with respect to Buyer’s failure to fully and timely pay any amounts due hereunder, any amounts not paid when due shall be subject to an interest charge of one and one-half percent (1 1/2%) per month computed from the applicable due date or the maximum rate legally permitted, whichever is less.

E. Annual Volume Limitations. For all customers other than 7-Eleven, Buyer shall be subject to caps on the annual amount of volume that Buyer may purchase for resale hereunder. Such volume caps apply only to the International Delight, Land ’O Lakes and Horizon labels as set forth below; provided, that the restrictions on the Horizon label only apply to aseptic and ultra pasteurized Products, and HTST Horizon Products are excluded from such restrictions. All other labels purchased hereunder are not be subject to any volume limitations. The annual volume limitations are as follows:

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Any purchases of volumes in excess of these caps will be at Seller’s discretion and at a mutually agreed upon price.

F. Trade Funding. Buyer may not charge back to Seller any trade funding arrangement unless such arrangement is approved in writing in advance by Seller.

G. Trade Rebates for HTST Organic Milk. In accordance with current practice, Seller will provide a trade rebate to Buyer on a monthly basis for [**], gallon-size HTST organic milk at a rate of $[**] per gallon sold. To receive this rebate, Buyer must provide monthly documentation of sales volumes.

5. Representations and Warranties.

A. Seller’s Representations and Warranties. Seller represents and warrants to Buyer that (i) all Products sold to Buyer pursuant to this Agreement shall be produced and packaged in accordance with, and are not adulterated or misbranded within the meaning of, the Federal Food, Drug, and Cosmetic Act, as amended (the “FD&C Act”) and all other applicable federal, state and local laws, rules and regulations and (ii) no Products sold to Buyer pursuant to this Agreement shall be an article which may not, under the applicable provisions of the FD&C Act, be introduced into interstate commerce. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER SELLER NOR ANY OF ITS DIRECT OR INDIRECT SUBSIDIARIES OR AFFILIATES MAKES ANY, AND HEREBY DISCLAIMS ALL, OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR ANY PURPOSE.

B. Additional Representations and Warranties. Each party represents and warrants to the other party as follows: (i) that it has full power, authority and capacity to enter into this Agreement and to perform all its obligations hereunder, and (ii) that it is not bound by any other agreement, arrangement, judgment or order which would be violated as a result of its entering into this Agreement or performing any of its obligations hereunder.

6. Indemnities.

A. Seller Indemnity. Seller shall indemnify, defend and hold harmless Buyer and its parent companies and each of their subsidiaries and affiliates, and each of their respective officers, directors, employees, agents, representatives and shareholders, predecessors and successors, from and against any and all claims, demands, causes of action, damages, losses, liabilities, judgments, costs, fees and expenses (including, without limitation, reasonable costs and expenses of investigation and settlement and reasonable attorneys’ fees and expenses) (collectively, “Losses”), to the extent arising out of or relating to any breach by Seller of its representations, warranties, covenants or obligations set forth in this Agreement. Such indemnification obligations shall survive the expiration or termination of this Agreement for any reason.

B. Buyer Indemnity. Buyer shall indemnify, defend and hold harmless Seller and its parent companies and each of their subsidiaries and affiliates, and each of their respective officers, directors, employees, agents, representatives and shareholders, predecessors and successors, from and against any and all Losses, to the extent arising out of or relating to (i) any breach by Buyer of its representations, warranties, covenants or obligations set forth in this Agreement and/or (ii) the distribution, sale, advertisement, storage or transportation of Products after the time that title to such Products has passed to Buyer. Such indemnification obligations shall survive the expiration or termination of this Agreement for any reason.

7. Force Majeure. In the event a party is prevented from performing any of its obligations under this Agreement by circumstances beyond its reasonable control occurring after the date hereof, including without limitation, fire, explosion, flood, drought, blackout, closure of borders, riots, sabotage, embargo, terrorism, war or other hostilities, domestic or foreign governmental acts or changes in law, accident, equipment failure, inability in obtaining facilities or supplies, or labor dispute including a strike or lockout (each a “Force Majeure Event”), such party’s obligations shall be temporarily suspended, without liability to the other party, to the extent of such inability to perform; provided, however that a party shall not be relieved of its obligation to make payments as and when due. A party affected by a Force Majeure Event shall give written notice to the other party of the occurrence of such Force Majeure Event as soon as commercially practicable.

8. Confidentiality. During the course of their business relationship, each party may disclose to the other party certain information which the disclosing party considers proprietary and confidential, including but not limited to the terms of this Agreement as well as information concerning manufacturing and processing methods, business and technology plans, distribution strategies, sales, costs, pricing, marketing, customers, Sellers and research and development (collectively, “Confidential Information”). For purposes hereof, information that is already in the public domain or known by the receiving party at the time of disclosure by the disclosing party, or subsequently becomes available to the public or known by the receiving party without any breach of this Section, shall not be considered to be Confidential Information. The parties each agree that all Confidential Information shall be used by the receiving party solely for the purposes contemplated by this Agreement, shall be kept strictly confidential and shall not, without the disclosing party’s prior written consent, be disclosed by the receiving party in any manner whatsoever, except as required to comply with applicable laws or regulations, or with a court or administrative order, subpoena, civil investigative demand or other legal process. The receiving party shall be liable for any failure of its employees, agents or representatives to comply with the confidentiality obligations set forth in this Section. The confidentiality obligations set forth in this Section shall expire two (2) years following the expiration or termination of this Agreement.

9. Termination Rights.

A. Termination Due To Breach. Without prejudice and in addition to all other lawful rights and remedies, each party shall have the right to terminate this Agreement upon written notice to the other party if such other party materially breaches any of its representations, warranties, covenants or obligations set forth in this Agreement, and such failure has not been cured within 30 days of receiving written notice from the non-defaulting party reasonably describing such breach.

B. Termination Due To Financial Condition. Without prejudice and in addition to all other lawful rights and remedies, each party shall have the right to terminate this Agreement upon written notice to the other party in any of the following events, each of which constitutes good cause for termination (i) such other party files a petition for bankruptcy or is otherwise adjudicated bankrupt, (ii) a petition for bankruptcy is filed against such other party and such petition is not dismissed within 90 days, and/or (iii) such other party becomes insolvent, discontinues its business or voluntarily submits to, or is ordered by any applicable federal bankruptcy court to undergo, liquidation pursuant to any applicable bankruptcy laws.

C. Termination By Mutual Written Consent. Without prejudice and in addition to all other lawful rights and remedies, the parties hereto may terminate this Agreement at any time for any reason by mutual written consent.

10. Assignment. This Agreement shall not be assigned, in whole or in part, by either party without the written consent of the other party; provided, however, that such consent shall not be unreasonably withheld. For purposes of example only and not of limitation, it is agreed that Seller’s consent shall be deemed to be reasonably withheld in the event that the proposed assignee, in Seller’s reasonable opinion, competes with or may compete with Seller or any direct or indirect subsidiary or affiliate of Seller. Notwithstanding the foregoing, this Agreement may be assigned (i) by Seller without limitation or consent to any direct or indirect subsidiary or affiliate of Seller or to a successor to the business serviced by this Agreement; provided that Seller or its assignee continue to supply the Products under this Agreement; or (ii) by Buyer without limitation or consent to any direct or indirect subsidiary or affiliate of Buyer. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and permitted assigns. Without limiting the provisions set forth above, if Buyer sells or otherwise transfers to a third party all or any portion of the business serviced by this Agreement, then at Seller’s option, Buyer shall require the purchaser or transferee to assume the obligations of Buyer under this Agreement with respect to the applicable business.

11. Insurance. During the Term, each of Buyer and Seller shall maintain at all times at their sole cost and expense the insurance coverages set forth on Exhibit B. All such insurance shall be issued by one or more insurance carriers licensed or approved to do business in the state where services are rendered or Products are delivered.

12. Notices. All notices required by this Agreement shall be in writing and shall be deemed served as of the date received, and shall be personally delivered or sent either by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, addressed to the parties at the following addresses:

If to Buyer:	With a copy to:

Suiza Dairy Group, LLC	Dean Foods Company
Dean Dairy Holdings, LLC	2711 North Haskell Avenue, Suite 3400
2711 North Haskell Avenue, Suite 3400	Dallas, TX 75204
Dallas, TX 75204	Attention: General Counsel
Attention: General Counsel

If to Seller:

WWF Operating Company

2711 North Haskell Avenue, Suite 3400

Dallas, TX 75204

Attention: General Counsel

Either party hereto may from time to time change its address for notification purposes by giving the other party prior written notice of the new address and the date upon which it will become effective.

13. Miscellaneous.

A. Applicable Laws. This Agreement, and all controversies, claims and disputes arising out of or relating to this Agreement or either party’s performance under this Agreement, including claims for breach of contract and related causes of action, shall be governed by the laws of the State of Delaware, without reference to its choice of law principles.

B. No Waiver; Remedies Cumulative. No delay or omission by either party in exercising any right or power hereunder will impair such right or power or be construed to be a waiver thereof. A waiver by either party of any provision hereof or of any breach hereunder must be in a writing signed by the waiving party and will not be construed to be a waiver of any prior or subsequent breach of such provision or of any other provisions herein contained. Except as otherwise provided in this Agreement, all remedies provided for in this Agreement will be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

C. No Consequential Damages. Notwithstanding any other provision set forth in this Agreement, in no event (including, without limitation, any termination of this Agreement with or without cause) will either party be liable to the other party for any indirect, special or consequential damages whatsoever, (including, without limitation, lost profits) arising out of or relating to this Agreement or either party’s performance under this Agreement.

D. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the final agreement between the parties relating to the matters contained in this Agreement and is the complete and exclusive expression of the parties’ agreement on such matters. All prior and contemporaneous negotiations and agreements between the parties on matters contained in this Agreement, whether oral or written, are expressly merged into and superseded by this Agreement. The provisions of this Agreement may not be explained, supplemented or qualified through evidence of trade usage or prior course of dealings, except to the extent, and solely to the extent, the Agreement expressly requires the parties to act and/or provide products or services in a manner consistent with the past practices of the parties. In entering into this Agreement, neither party has relied upon any statement, representation, warranty or agreement of the other party except for those expressly contained in this Agreement.

E. Amendments. This Agreement may not be amended, supplemented or modified in any respect without further written agreement of both parties referencing this Agreement, signed by their respective authorized representatives. If any operating standards, procedures or manuals or any other documents of either party (or if form language in either party’s forms such as purchase orders, bills of lading and the like), regardless of whether signed by a representative of the other party, contain any provisions that purport to impose obligations on the other party not imposed by this Agreement, such provisions shall be null and void and have no force or effect.

F. Severability. In case any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, any other provision in this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Such invalid, illegal or unenforceable provisions shall be given effect to the maximum extent permitted by law.

G. Counterparts; Signatures. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together will constitute one and the same instrument. A signature transmitted by facsimile or other electronic means shall have the same force and effect as an original signature.

H. Headings; Construction. The headings contained herein are for convenience of reference only and shall not be deemed to limit or affect the subject matter contained herein. The parties have jointly prepared this Agreement and the terms hereof shall not be construed in favor or against any party on account of its participation in such preparation. As used in this Agreement, the singular form shall include the plural, and vice versa, when the context so requires.

I. Compliance With Laws. Each party shall comply with all federal, state and local laws, rules and regulations that apply to its performance hereunder and/or to its handling, distribution, sale or resale of the Products purchased hereunder, including without limitation, possessing and maintaining all necessary permits and licenses.

J. Attorneys’ Fees. In the event of any controversy, claim or dispute between the parties hereto arising out of or relating to this Agreement or either party’s performance under this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys’ and experts’ fees and expenses and other costs reasonably incurred by the prevailing party in enforcing its rights under this Agreement.

K. No Release; Survival of Obligations. No expiration or termination of this Agreement shall release either party from any obligation accrued prior to the date of such expiration or termination or from any obligations surviving the expiration or termination of this Agreement. Without limiting the generality of the foregoing, it is specifically acknowledged and agreed that the provisions contained in each of the following Sections shall survive the expiration or termination of this Agreement: Section 5, Representations and Warranties; Section 6, Indemnities; Section 8, Confidentiality (but only for a period of 2 years as described in such Section); and Section 13, Miscellaneous.

L. WAIVER OF JURY TRIAL. EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR EITHER

PARTY’S PERFORMANCE UNDER THIS AGREEMENT. THIS WAIVER APPLIES TO ANY LITIGATION, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT IT HAS RECEIVED ADVICE OF COMPETENT COUNSEL WITH RESPECT TO THE WAIVER CONTAINED IN THIS SECTION.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their proper and duly authorized representatives as of the date first set forth above.

“SELLER” WWF OPERATING COMPANY		“BUYER” SUIZA DAIRY GROUP, LLC DEAN DAIRY HOLDINGS, LLC

By:	/s/ Blaine McPeak	By:	/s/ Gregg Tanner
Name:	Blaine McPeak	Name:	Gregg Tanner
Title:	President	Title:	President, FDD

EXHIBIT A

PRODUCTS AND PRICING

All prices set forth in the schedules to this Exhibit A are delivered prices. If the parties elect FOB plant pricing instead of delivered pricing, any applicable price set forth below in this section shall be reduced by an amount mutually agreed upon in writing by the parties.

Pricing from Seller to Buyer. Pricing from Seller to Buyer shall be as set forth on the schedules that follow, which prices have been compiled in accordance with the following principles:

Pricing to Buyer for Products to be Resold to Customers other than 7-Eleven:

1.	For Horizon non-HTST organic Products, Product pricing to Buyer shall be (i) the Seller then-current list price in the applicable region in which the Buyer purchasing facility is located as set forth on Schedule 1 to this Exhibit A (the “Regional List Price”), minus (ii) the off invoice credit specified for such Product on Schedule 1 to this Exhibit A. The off invoice credit, defined as a percentage off list price, may not be changed during the duration of this Agreement unless mutually agreed by Seller and Buyer.

2.	For HTST organic Products, Product pricing to Buyer shall be the applicable then-current price, by plant, as set forth on Schedule 2 to this Exhibit A.

3.	For Products other than organic Horizon Products, Product pricing to Buyer shall be (i) the then-current Seller list price for national customers as set forth on Schedule 3 to this Exhibit A (the “National List Price”), minus (ii) the off invoice credit specified for such Product on Schedule 3 to this Exhibit A. The off invoice credit, defined as a percentage off list price, may not be changed during the duration of this Agreement unless mutually agreed by Seller and Buyer.

4.	For Private Label UP half-gallon Products, Product pricing to Buyer shall be the applicable then-current price, by plant, as set forth on Schedule 4 to this Exhibit A.

Pricing to Buyer for Products to be Resold to 7-Eleven:

1.	International Delight Product pricing to Buyer shall be (i) the National List Price, minus (ii) the off invoice credit specified for such Product on Schedule 5 to this Exhibit A. The off invoice credit, defined as a percentage off list price, may not be changed during the duration of this Agreement unless mutually agreed by Seller and Buyer.

The National List Price and Regional List Price applicable to Products under this Agreement may be revised by Seller no more frequently than once per month.

Exhibit A to Product Sales and Distribution Agreement

Schedule 1

Horizon Non-HTST organic Products

Horizon Regions

Term: Eighteen (18) months, with successive one (1) year autorenewals unless either party gives one (1) year prior written notice

SOUTH EAST - (FL, GA, AL, MS, SC)

NORTHEAST - (NC, VA, WV, DE, MD, PA, NY, NJ, CT, MA, NH, VT, ME)

WEST - (NM, AZ, CA, CO, UT, NV, WY, ID, OR, MT, WA)

CENTRAL - (OH, IN, IL, KY, TN, MI, LA, AR, MO, IA, WI, MN, TX, OK, KS, NE, SD, ND)

[See Attached example Horizon Regional Price List (and FDD off-invoice credit amounts)]

Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

SOUTH EAST - (FL, GA, AL, MS, SC)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case

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Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

SOUTH EAST - (FL, GA, AL, MS, SC)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
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Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

NORTHEAST - (NC, VA, WV, DE, MD, PA, NY, NJ, CT, MA, NH, VT, ME)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

NORTHEAST - (NC, VA, WV, DE, MD, PA, NY, NJ, CT, MA, NH, VT, ME)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

WEST - (NM, AZ, CA, CO, UT, NV, WY, ID, OR, MT, WA)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

WEST - (NM, AZ, CA, CO, UT, NV, WY, ID, OR, MT, WA)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

WEST - (NM, AZ, CA, CO, UT, NV, WY, ID, OR, MT, WA)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

CENTRAL - (OH, IN, IL, KY, TN, MI, LA, AR, MO, IA, WI, MN, TX, OK, KS, NE, SD, ND)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

HTST PRODUCTS REQUIRE A SEPARATE PURCHASE ORDER

CENTRAL - (OH, IN, IL, KY, TN, MI, LA, AR, MO, IA, WI, MN, TX, OK, KS, NE, SD, ND)

ALL PRICES AND CONDITIONS ARE SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

Schedule 2

HTST organic Products

Term: Coterminous with Co-packing Agreement

Dean Mfg Facility	Label	Size	Price per Unit
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
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[**]	[**]	[**]	[**]
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		[**]	[**]

[**].

Exhibit A to Product Sales and Distribution Agreement

Schedule 3

Products other than Horizon organic Products

Term: Eighteen (18) months, with successive one (1) year auto-renewals unless either party gives one (1) year prior written notice.

[See Attached Example National Price List (and FDD off-invoice credit amounts)]

Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Case Rate	Rebate Per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Case Rate	Rebate Per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Case Rate	Rebate Per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate Per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Rebate Rate	Rebate Per Case	Net Price per Case
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Exhibit A to Product Sales and Distribution Agreement

Schedule 4

Private Label UP Half Gallons

Term: Eighteen (18) months, with successive one (1) year autorenewals unless either party gives one (1) year prior written notice.

[See attached PL price list]

Exhibit A to Product Sales and Distribution Agreement

Private Label UP Pricing ($ per case)	Buying FDD Facility
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Exhibit A to Product Sales and Distribution Agreement

Schedule 5

Products Sold to 7-Eleven, Inc. and its affiliates

Term: Coterminous with term of 7-Eleven Agreement (or renewal thereof).

[See attached 7-Eleven Price List (and FDD off-invoice credit amounts and trade rebates)]

Exhibit A to Product Sales and Distribution Agreement

Rebate             [**]%

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

WWF SAP Code	Product Description	Unit UPC	Case GTIN	Pack Size	Case Dimensions (LxWxH) (Inches)	Case Cube (Cubic Feet)	Case Weight (Lbs)	Pallet Tie	Pallet High	Total Cases	Guaranteed Shelf Life	Delivered Price Per Case	FDD Case Rate	Rebate per Case	Net Price per Case	WWF Trade to be Paid to FDD for Delivered 7-11 Cases	FDD – Delivered Price per Case to 7-11
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Exhibit A to Product Sales and Distribution Agreement

ALL PRICES, CONDITIONS AND INFORMATION IS SUBJECT TO CHANGE

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Exhibit A to Product Sales and Distribution Agreement

EXHIBIT B

INSURANCE REQUIREMENTS

Buyer and Seller must maintain the following policies of insurance at their own expense:

Commercial General Liability Insurance, on an occurrence basis, including a duty to defend, which must provide coverage for bodily injury and property damage with the following minimum limits of insurance:

•	$1,000,000 Each Occurrence Limit

•	$1,000,000 Personal and Advertising Injury Limit

•	$1,000,000 Products and Completed Operations Liability

•	$2,000,000 Aggregate Limit

The policy must contain a contractual liability coverage extension, either within the policy form or by endorsement. The policy must contain a Vendors Endorsement (CG2015) naming the other party, as applicable, and their respective parent, subsidiaries and affiliated entities, and its and their officers, directors and employees as additional insureds.

Workers’ Compensation Insurance covering all statutory benefits in the states of operation and Employers’ Liability, with limits of at least $1 million per accident or disease.

Business Auto Liability Insurance, with minimum combined single limits of $1 million per accident for bodily injury and property damage. The policy must include a duty to defend and cover all owned, non-owned, and leased or hired vehicles.

Commercial Umbrella/Follow Form Excess Insurance, with minimum limits of $4 million per occurrence and in the aggregate, in excess of the underlying policy limits. The policy must provide coverage at least as broad as the underlying policies and provide coverage excess of the required general liability, employer’s liability, and automobile liability coverages.

Product Recall Insurance, with minimum limits of $5 million per occurrence. The policy must provide coverage for expenses associated with recalling products affected by Seller. The policy must include coverage for accidental contamination, malicious contamination, product rehabilitation and loss of gross profits.

The following additional requirements shall apply:

•	Insurance must be placed with insurance companies rated at least A, X (10) by the A.M. Best.

•

All liability policies must be endorsed to name the other party and their respective parent, subsidiaries and affiliated entities, and its officers, directors and employees as additional insured utilizing ISO forms.

•

The automobile liability, general liability and workers’ compensation policy, if permitted by law, must have a waiver of subrogation in favor of the other party and their respective parent, subsidiaries and affiliated entities, and its officers, directors and employees.

•	All insurance policies must apply as primary and non-contributory with respects to operations of Buyer. Seller will bear any losses within insurance deductibles or self-insured retention amounts.

•	All insurance policies must be written on a per occurrence basis except for Product Recall Insurance which is written on a limit of liability basis.

•	All insurance policies must be endorsed to provide the other party with 30-days advance written notice of cancellation or material change in coverage.

Exhibit B to Product Sales and Distribution Agreement

Evidence of Insurance:

•

Prior to the Effective Date, each party hereto shall deliver to other a certificate, executed by a duly authorized representative of each insurer, showing compliance with the insurance requirements set forth above.

•	Policy renewal dates must be noted, and new certificates must be provided, meeting the requirements noted above, throughout the entire Term.

•

Failure of any party to demand such certificate or other evidence of full compliance with these insurance requirements or failure of any party to identify a deficiency from evidence that is provided shall not be construed as a waiver of the other party’s obligation to maintain such insurance.

•	Certificates with disclaimers must have Additional Insured endorsement(s) attached.

The insurance requirements set forth herein are minimum coverage requirements and are not to be construed in any way as a limitation on a party’s liability under this Agreement.

Failure to maintain the required insurance may result in termination of this Agreement in accordance with its terms

Exhibit B to Product Sales and Distribution Agreement